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                                                                   Exhibit 10.16

                                    AMENDMENT

         This Amendment No. 1 to Loan AgreementS dated this 9th day of September, 2003 (the "Amendment") by and between International Travel CD's, Inc., a Colorado corporation (the "Borrower"), and Trident Growth Fund, L.P. f/k/a Gemini Growth Fund, L.P. (the "Lender").

         WHEREAS, Borrower and Lender are parties to that certain Loan Agreement dated September 18, 2002 (the "September Loan Agreement") and that certain Loan Agreement dated January 16, 2003 (the "January Loan Agreement" and together with the September Loan Agreement, the "Loan Agreements"); and

         WHEREAS, the parties have agreed to amend the Loan Agreements and Lender has agreed to provide the waiver set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth in this Amendment and other good and valuable consideration, their receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. Amendment.

         Section 9.1 of the September Loan Agreement and Section 9.1 of the January Loan Agreement are hereby deleted in their entirety.

         2. Waiver.

         Lender hereby waives any and all right to receive any shares of common stock of Borrower pursuant to Section 9.1 of the September Loan Agreement or
Section 9.1 of the January Loan Agreement and hereby forever releases and discharges the Borrower from any and all obligations under Section 9.1 of the September Loan Agreement or under Section 9.1 of the January Loan Agreement including, but not limited to, any obligation to issue any shares of common stock.

         3. Miscellaneous.

         (a) Capitalized terms not defined herein shall have the meanings assigned to them in the Loan Agreements.

         (b) Each of the Borrower and Lender represents and warrants that the its signatory hereto has the full power and authority to execute this amendment in the name of and on behalf of the Borrower or Lender, as applicable



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         (c) All terms of the Loan Agreements shall remain unaltered and in full force and effect except as modified by this Amendment.

         (d) This Amendment may be delivered via facsimile and executed in counterpart, each of which shall be deemed to be an original, and both of which shall constitute one and the same instrument.


                                International Travel CD's, Inc.


                                By: /s/ Mark A. Bush
                                    --------------------------------------
                                    Name:  Mark A. Bush
                                    Title:  President


                                Trident Growth Fund, L.P.

                                By: Trident Management, LLC, its general partner

                                By: /s/ Scotty Cook
                                    ---------------------------------------
                                    Name: Scotty Cook
                                    Title: Managing Member